Long-Term Prepaid Expenses (Schedule of Composition) (Details) - USD ($) $ in Thousands		Dec. 31, 2020	Dec. 31, 2019
Deposits Loans And Other Receivables Including Derivative Instruments
Deferred expenses, net	[1]	$ 26,776	$ 22,600
Contract costs		5,036	4,721
Others		12,837	2,864
Total long-term prepaid expenses		$ 44,649	$ 30,185

[1]	Relates to deferred expenses, net for OPC's connection fees to the gas transmission network and the electricity grid.